December 1, 1995
                         PREMIER INSURED MUNICIPAL
                                BOND FUND
                           SUPPLEMENT TO PROSPECTUS
                           DATED DECEMBER 1, 1995
        THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTIONS OF THE FUND'S PROSPECTUS ENTITLED "HOW TO BUY FUND SHARES," "SHAREHOLDER SERVICES" AND "HOW TO REDEEM FUND SHARES":
       In order to accomplish a transaction using the TELETRANSFER
Privilege or the Telephone Exchange Privilege, please contact your Financial Representative. If you do not have a Financial Representative, you may telephone 1-800-645-6561 or, if you are calling from overseas, 516-794-5452. These numbers will be effective January 1, 1996.


PIMBFs120195